                                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT ACCOUNTANTS
                    ----------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 7, 1996 incorporated by reference in Yankee Energy System, Inc.'s Form 10-K for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.




                              /S/ ARTHUR ANDERSEN LLP


Hartford, Connecticut
May 23, 1997